SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_] Confidential, For Use of the
                                               Commission Only
                                              (As Permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            MICROPAC INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

                            MICROPAC INDUSTRIES, INC.
                             905 East Walnut Street
                              Garland, Texas 75040

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held March 2, 2000



TO THE STOCKHOLDERS OF MICROPAC INDUSTRIES, INC.


         Notice is hereby given that the Annual Meeting of Stockholders of Micropac Industries, Inc. (the "Company"), will be held on Thursday, March 2, 2000, at 11:00 a.m., Central Standard Time, in the Garland Performing Arts Center, 300 N. Fifth St., Garland, Texas for the following purposes:

                  1. To elect four directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified.

                  2. To transact such other business that may properly be brought before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on February 1, 2000 as the record date for the meeting. Only stockholders of record at that time are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         The enclosed proxy is solicited by the Board of Directors of the Company. Further information regarding the matters to be acted upon at the Annual Meeting are contained in the attached Proxy Statement.

         MANAGEMENT HOPES THAT YOU WILL ATTEND THE MEETING IN PERSON. IN ANY EVENT, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO ASSURE THAT YOU ARE REPRESENTED AT THE MEETING. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN PROXIES.

                                    By Order of the Board of Directors


                                    JAMES K. MURPHEY, Secretary

DATED:   February 1, 2000

                            MICROPAC INDUSTRIES, INC.
                             905 EAST WALNUT STREET
                              GARLAND, TEXAS 75040

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                  March 2, 2000


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Micropac Industries, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders that will be held on March 2, 2000, at the time and place and for the purposes set forth in the foregoing notice. This Proxy Statement, the foregoing notice and the enclosed proxy are first being sent to stockholders on or about February 1, 2000.

         The Company's Annual Report to Stockholders for the fiscal year ended November 30, 1999 is enclosed.

         The Board of Directors does not intend to bring any matter before the meeting except those specifically indicated in the foregoing notice and does not know of anyone else who intends to do so. If any other matters properly come before the meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote, or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is executed and returned prior to voting at the meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the shares will be voted FOR the election as directors of the Company of the four persons named in the section captioned "Election of Directors".

         Any proxy may be revoked at any time prior to its exercise by notifying the Company's Secretary in writing, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

         Only holders of record of common stock at the close of business on February 1, 2000 are entitled to notice of and to vote at the meeting. On that date there were 3,627,151 shares of common stock outstanding, each of which is entitled to one vote in person or by proxy on all matters properly brought before the meeting. Cumulative voting of shares in the election of directors is prohibited.

         The presence, in person or by proxy, of the holders of a majority of the outstanding common stock is necessary to constitute a quorum at the meeting. In order to be elected a director, a nominee must receive a plurality of the votes cast at the meeting for the election of directors. Other matters, if any, to be voted on at the meeting require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

                            MICROPAC INDUSTRIES, INC.
             PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

         The following table shows the number and percentage of shares of the Company's common stock beneficially owned (a) by each person known by the Company to own 5% or more of the outstanding common stock, (b) by each director and nominee, and (c) by all present officers and directors as a group.

Name and Address                         Number of Shares             Percent
of Beneficial Owner                      Beneficially Owned         of Class(1)
-------------------                      ------------------         -----------

Heinz-Werner Hempel (2)(3)                   1,952,577                 53.8%
Hanseatische Waren-Gesellschaft
         MBH & Co., KG
Am Wall 127
28195 Bremen 1 Germany

Nicholas Nadolsky (3)                        1,048,836                 28.9%
1322 Briar Hollow
Garland, Texas 75043

H. Kent Hearn (3)                                3,500             Less than .1%
1409 Briar Hollow
Garland, Texas 75043

James K. Murphey (3)                               -0-                   -
2290 One Galleria Tower
13355 Noel Road, L.B. 75
Dallas, Texas 75240

All officers and directors                   3,010,913                 83.0%
  as a group (5 Persons)

-----------------------

(1) Calculated on the basis of the 3,627,151 outstanding shares. There are no options, warrants, or convertible securities outstanding.

(2) The Company and Mr. Heinz-Werner Hempel are parties to an Ancillary Agreement entered into in March 1987. The Ancillary Agreement primarily obligates the Company to register Mr. Hempel's stock and allows Mr. Hempel to participate in any sale of stock by the Company.

(3) A director of the Company. Each incumbent director has been nominated for reelection at the Annual Meeting.

                              ELECTION OF DIRECTORS


         The Board of Directors has determined that the Board should be limited to four directors and four directors are to be elected at the Meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. Proxies solicited hereby will be voted FOR the election of the four nominees named below unless authority is withheld by the stockholder. Messrs. Nadolsky, Hearn, Hempel and Murphey are currently directors of the Company.

                                   Position(s) With
Name                      Age      the Company                   Director Since
----                      ---      ---------------               --------------

Nicholas Nadolsky         66       Chairman of the Board           March 1974
                                   Chief Executive Officer
                                   and a Director

H. Kent Hearn             64       Director                        February 1983

Heinz-Werner Hempel       71       Director                        February 1997

James K. Murphey          57       Director                        March 1990



         Mr. Nadolsky has served as President and Chief Executive Officer of the Company for more than twenty-six (26) years. Effective May 12, 1999, Ms. Connie Wood was elected President of the Company and Mr. Nadolsky retained his position as the Chief Executive Officer and Chairman of the Board.

         Mr. Hearn is currently employed as a stockbroker by Milkie/Ferguson Investments, Inc. Mr. Hearn was formerly employed by Harris Securities, Dallas, Texas.

         Mr. Hempel is the Chief Operating Officer of Hanseatrsche Waren-Gesellschaft MBH & Co, KG, Bremen Germany.

         Mr. Murphey is an attorney and member of the law firm of Secore & Waller, L.L.P. in Dallas, Texas. Prior to 1998, Mr. Murphey was a member of the law firm of Glast, Phillips & Murray, P.C. in Dallas, Texas.

         The Board of Directors held four (4) meetings during the year ended November, 1999. Directors receive a fee of $500.00 for each meeting. Mr. Nadolsky received fees of $2,000 in 1999, which amount is included in the "Other Compensations" column. All of the Directors other than Mr. Hempel personally attended all of the meetings. Mr. Hempel attended two of the meetings.

         The Board of Directors does not have standing audit, nominating, or compensation committee or committees performing similar functions.



                    MANAGEMENT REMUNERATION AND TRANSACTIONS

Remuneration
------------

         The  following  table  shows  as  of   November  30,  1999,  all   cash
compensation  paid to, or accrued  and vested  for the  account of Mr.  Nicholas
Nadolsky, Chairman of the Board and Chief Executive Officer and Ms. Connie Wood,
President.

                                 Annual Compensation
                                 -------------------

Name and                                Annual                        Other       All Other
Principal Position           Year       Salary            Bonus       Comp.       Compensation


Nicholas Nadolsky,           1999       $316,571.38         -0-       $2,000       $729,086.12
Chairman of the Board        1998       $312,026.00         -0-       $2,000        $14,134.00
and Chief Executive          1997       $305,936.00         -0-       $2,000       $ 13,426.00
Officer (1)

Connie Wood,                 1999       $125,192.27         -0-                    $ 10,768.82
President                    1998       $113,653.00         -0-                    $  9,261.64
                             1997       $109,000.00         -0-                    $ 11,021.00



(1) Mr. Nadolsky has been employed as the Chairman of the Board and Chief Executive Officer since May 1974 pursuant to employment agreements which have been periodically amended and renewed. The present employment agreement was renewed effective March 1, 1999 and provides that if the Company elects to terminate the employment agreement prior to March 1, 2004, for reasons other than Mr. Nadolsky's inability or unwillingness to perform his obligations, the Company is obligated to pay Mr. Nadolsky his salary for eighteen (18) months after the date of termination.


Benefit Plans
-------------

         The Company maintains a Family Medical Reimbursement Plan for the benefit of its executive officers and their dependents. The Plan is funded through a group insurance policy issued by an independent carrier and provides for reimbursement of 100% of all bona fide medical and dental expenses that are not covered by other medical insurance plans. During the fiscal year ended November 30, 1999, Mr. Nadolsky received reimbursements of $6,083.94 and Ms. Wood received $3,257.28, which amounts are included in the "All Other Compensation" columns shown in the preceding remuneration table.

         In July 1984, the Company  adopted a Salary  Reduction Plan pursuant to
Section 401(k) of the Internal Revenue Code. The Plan's benefits are available to all Company employees who are at least 18 years of age and have completed at least six months of service to the Company as of the beginning of a Plan year. Plan participants may elect to defer up to 15% of their total compensation as their contributions, subject to the maximum allowed by the Internal Revenue code 401(k), and the Company matches their contributions up to a maximum of 6% of their total compensation. A participant's benefits vest to the extent of 20% after three years of eligible service and become fully vested at the end of seven years.

         During the fiscal year ended November 30, 1999, the Company made contributions to the Plan for Mr. Nadolsky in the amount of $10,000 and for Ms. Wood in the amount of $7,511.54, which amounts are included in the "All Other Compensation" column shown in the preceding remuneration table.

         Mr. Nadolsky's employment agreements have provided that Mr. Nadolsky may elect to carry over any unused vaction times to subsequent periods or elect to be paid for such unused vaction time. In 1999 Mr. Nadolsky elected to be paid for all prior unused vaction time and the amount of such payment is included in the "All Other Compensation" column shown in the preceding remuneration table. In addition, Mr. Nadolsky's employment agreements provided for the transfer of certain insurance policies and such policies' cash surrender value to him. In January 1999, these policies were transferred to Mr. Nadolsky and the value of the cash surrender is included in the "All Other Compensation" column shown in the preceding remuneration table.


Interest In Certain Transactions
--------------------------------

         Since 1980, the Company has leased a 4,800 square-foot building from Mr. Nadolsky which is used primarily for manufacturing. The lease originally provided for a monthly rental of $1,900 (an amount based upon a January 1984, independent appraisal of the building's value) and was to have expired on January 1, 1987. Since 1987, the Company has extended the term of this lease from time to time. The last renewal of the lease was on July 1, 1999 for a five
(5) year period at a monthly rental rate of $2,906.20. The rental paid to Mr. Nadolsky pursuant to this lease was $35,399.85 for the fiscal year ended November 30, 1999.

         Effective June 26, 1989, Mr. Nadolsky and Mr. Heinz-Werner Hempel entered into a shareholders agreement whereby they agreed that their shares of the Company's common stock would be jointly voted. This agreement further provided that if either Mr. Nadolsky or Mr. Hempel received an offer to purchase his stock, neither party would sell such stock unless both agreed that such sale was in the best interest of the Company; if they did not agree, neither of them would sell such stock. Either party also had the right to give the other party the option to terminate the agreement by offering to purchase the other's shares. This agreement was for a period of ten years and terminated in 1999.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen & Company has served as independent accountants since 1975 and has been responsible for the Company's financial statements for the fiscal year ended November 30, 1999.

         Management anticipates that a representative from Arthur Andersen & Co. will be present at the Annual Meeting to be given the opportunity to make a
statement  if  he  desires  to  do  so.  It  is  also   anticipated   that  such
representative will be available to respond to appropriate questions from stockholders.

                         COST OF SOLICITATION OF PROXIES

         The Company will bear the costs of the solicitation of proxies for the Meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and all charges to brokerage houses and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telegraph by directors, officers and regular employees of the Company.



                             STOCKHOLDERS PROPOSALS

         Any stockholder proposing to have any appropriate matter brought before the next Annual Meeting of Stockholders scheduled for February, 2001, must submit such proposal in accordance with the proxy rules of the Securities and Exchange Commission. Such proposal should be sent to Mr. Dave Hendon, P. 0. Box 469017, Garland, Texas 75046, no later than November 1, 2000.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            MICROPAC INDUSTRIES, INC.
                                  March 2, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS: That the undersigned stockholder of Micropac Industries, Inc., a Delaware Corporation, hereby constitutes and appoints Dave Hendon and Connie Wood, and each of them acting individually, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and revocation thereof, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all shares of stock of the corporation standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act if personally present, at the annual meeting of shareholders of said corporation to be held March 2, 2000 at the place and time specified in Notice of Annual Meeting of Shareholders and Proxy Statement dated February 1, 2000 and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at said meeting.



1.       ELECTION OF DIRECTORS
               FOR all nominees listed below (except as                WITHHOLD AUTHORITY to vote for
               all marked to contrary below)                           nominees listed below
                                                         --------

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)

                    Nicholas Nadolsky                                   H. Kent Hearn
                    Heinz-Werner Hempel                                 James K. Murphey

2.       Upon any other business that may properly come before the meeting.
                  (Continued on next page to be signed, dated and returned)


                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            MICROPAC INDUSTRIES, INC.
                                  March 2, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE  PRESENTS:  That the  undersigned  stockholder of Micropac
Industries,  Inc., a Delaware Corporation,  hereby constitutes and appoints Dave
Hendon and Connie Wood, and each of them acting individually, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and revocation thereof, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all shares of stock of the corporation standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act if personally present, at the annual meeting of shareholders of said corporation to be held March 2, 2000 at the place and time specified in Notice of Annual Meeting of Shareholders and Proxy
Statement dated February 1, 2000 and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at said meeting.

1.       ELECTION OF DIRECTORS
                  FOR all nominees listed below (except as             WITHHOLD AUTHORITY to vote for
                  all marked to contrary below)                        nominees listed below
                                                         --------

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)

                    Nicholas Nadolsky                                   H. Kent Hearn
                    Heinz-Werner Hempel                                 James K. Murphey

2.       Upon any other business that may properly come before the meeting.
                  (Continued on next page to be signed, dated and returned)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MADE ABOVE. IN THE ABSENCE OF INSTRUCTIONS, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ABOVE. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS UPON WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AND THAT MAY PROPERLY COME BEFORE THIS MEETING OR ANY ADJOURNMENT THEREOF.

The undersigned hereby revokes all previous proxies for the meeting and hereby acknowledges receipt of the notice of such meeting and the proxy statement furnished therewith.
                                          Dated __________________, 2000



                                          --------------------------------------
                                               (Stockholder's Signature)


                                          --------------------------------------
                                               (Stockholder's Signature)

      NOTE: If shares are registered in more than one name, all owners should sign. If signing in a representative or fiduciary capacity, please give full title and attach evidence of authority.
               Corporations please sign with full corporate name by duly authorized officer and affix corporate seal.


PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MADE ABOVE. IN THE ABSENCE OF INSTRUCTIONS, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ABOVE. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS UPON WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AND THAT MAY PROPERLY COME BEFORE THIS MEETING OR ANY ADJOURNMENT THEREOF.

The undersigned hereby revokes all previous proxies for the meeting and hereby acknowledges receipt of the notice of such meeting and the proxy statement furnished therewith.
                                          Dated __________________, 2000



                                          --------------------------------------
                                          (Stockholder's Signature)


                                          --------------------------------------
                                          (Stockholder's Signature)

      NOTE: If shares are registered in more than one name, all owners should sign. If signing in a representative or fiduciary capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by duly authorized officer and affix corporate seal.

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE